UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 12, 2009


                             SUN RIVER ENERGY, INC.
             (Exact name of registrant as specified in its charter)

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

              Colorado                                   0-29670                                84-1491159
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-422-8127
                                 --------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

Litigation

On September 24, 2009, LPC Investments, LLC ("LPC Investments") filed suit in the District Court of Jefferson County, Colorado against Sun River Energy, Inc. ("the Company"). Among other things, the suit asks that the Court issue a declaratory judgment in requesting that 2.2 million shares previously purchased by LPC Investments (the Disputed Shares) are indeed owned by LPC Investments, and to direct the Company to co-operate with LPC Investment's outstanding legend removal requests submitted to the Company's transfer agent by LPC Investments. LPC Investments is also seeking payment of attorney fees and costs. In that same litigation, on October 2, 2009, the Company filed Counterclaims and Third Party Claims in the District Court of Jefferson County, Colorado against LPC Investments and Kevin Paul. The claims and the relief sought by the Company are substantially similar to the claims and relief previously sought in the Douglas County litigation.

Following a hearing on October 9, 2009, the District Court denied the Company's notion to compel LPC Investments to deliver the Disputed Shares to the Company, and issued findings relating to an option contract that existed between the Company and LPC Investments. Among other things, the Court found that the Company was in material breach of the contract as March 1, 2009 and that a material breach deprives the breaching part of the right to demand performance from the other party.

On October 2, 2009 and September 28, 2009, the Company filed a Current Report on Form 8K with the Securities and Exchange Commission (SEC) that disclosed the initial litigation filings. Such filing can be found on the SEC's website at www.sec.gov.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                SUN RIVER ENERGY, INC.


                                By:     /s/Redgie Green
                                        ---------------
                                           Redgie Green, Chief Executive Officer


  Date:  October 12, 2009